                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  March 6, 2001


                                  STROUDS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                     0-24904                      95-4107241
---------------------    ------------------------         --------------------
(State or other          (Commission File Number)         (I.R.S. Employer
 jurisdiction of                                            Identification
Incorporation)                                                  Number)

          780 SOUTH NOGALES STREET, CITY OF INDUSTRY, CALIFORNIA 91748
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (626) 912-2866
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

         On March 14, 2001, Strouds, Inc. (the "Company") filed a Motion for Order Approving: (i) Bidding Procedures, including Overbid Procedures and Break-Up Fee Arrangements, for the Sale of Substantially All of the Assets of the Estate; and (ii) the Form and Manner of Notice Thereof (the "Procedures Motion") with the United States Bankruptcy Court for the District of Delaware (the "Court"). On March 22, 2001, the Company filed a Motion for Order Approving (i) The Sale of Substantially all of the Debtor's Assets and Business Free and Clear of all Liens, Claims and Encumbrances Pursuant to 11 U.S.C. Section 363 and (ii) Assumption and Assignment of Certain Nonresidential Real Property Leases and Executory Contracts Pursuant to 11 U.S.C. Section 365 (the "Sale Motion", and together with the Procedures Motion, the "Motion"). The Motion seeks the Court's approval of the sale of substantially all of the assets of the Company's business to Strouds Acquisition Corporation (the "Purchaser"), an entity formed on behalf of Cruttenden Partners, LLC, for approximately $40 million (the "Sale Transaction"). Copies of the Procedures Motion and the Sale Motion are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

         On March 27, 2001, the Company and the Purchaser entered into an Asset Purchase Agreement in connection with the Sale Transaction. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 99.3 and is incorporated herein by reference. Following the consummation of the Sale Transaction, the Company expects to proceed with the orderly liquidation of all of the remaining assets of the Company. The Company does not believe that any payment will be made to any of the holders of equity securities of the Company in connection with the Sale Transaction or such subsequent liquidation.

         Exhibit 99.4, the monthly operating report of the Company for the month of January, 2001, is incorporated herein by reference.

         On March 6, 2001, the Company entered into an Amendment to Employment Agreement (the "Amendment") with Thomas S. Paccioretti in response to an objection filed by the Official Committee of Unsecured Creditors on February 13, 2001 (the "Objection"). The Objection related to certain terms and conditions of the Employment Agreement dated as of January 5, 2001 between the Company and Mr. Paccioretti (the "Original Agreement", and together with the Amendment, the "Amended Employment Agreement"). The Company submitted the Amended Employment Agreement to the Court and it was approved by the Court on March 13, 2001. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS: The following exhibits are filed as part of this
                  Report:

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                  10.1     Amendment to Employment Agreement dated as of March
                           6, 2001 between Thomas S. Paccioretti and Strouds,
                           Inc.

                  99.1 Motion for Order Approving: (i) Bidding Procedures, including Overbid Procedures and Break-Up Fee Arrangements, for the Sale of Substantially All of the Assets of the Estate; and (ii) the Form and Manner of Notice Thereof.

                  99.2 Motion for Orders Approving (i) The Sale of Substantially all of the Debtor's Assets and Business Free and Clear of all Liens, Claims and Encumbrances pursuant to of All Liens, Claims and Encumbrances Pursuant to 11 U.S.C. Section 363 and (ii) Assumption and Assignment of Certain Nonresidential Real Property Leases and Executory Contracts Pursuant to 11 U.S.C. Section 365.

                  99.3 Asset Purchase Agreement dated as of March 27, 2001 between Strouds, Inc., Debtor and Debtor-In-Possession, and Strouds Acquisition Corporation (Exhibits, annexes and schedules to this agreement have not been filed by Strouds, Inc., which hereby undertakes to file such exhibits, annexes and schedules supplementally to the Securities and Exchange Commission upon request).

                  99.4 Monthly Operating Report of Strouds, Inc. for the month of January, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2001

                                    STROUDS, INC.

                                    By: /s/ Thomas S. Paccioretti
                                        -------------------------------------
                                        Thomas S. Paccioretti
                                        President and Chief Executive Officer

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                                  EXHIBIT INDEX

         EXHIBIT
         -------
         10.1     Amendment to Employment Agreement dated as of March 6, 2001 between Thomas S. Paccioretti and Strouds, Inc.

         99.1     Motion for Order Approving: (i) Bidding Procedures, including
                  Overbid Procedures and Break-Up Fee Arrangements, for the Sale of Substantially All of the Assets of the Estate; and (ii) the Form and Manner of Notice Thereof.

         99.2 Motion for Orders Approving (i) The Sale of Substantially all of the Debtor's Assets and Business Free and Clear of all Liens, Claims and Encumbrances pursuant to of All Liens,
                  Claims and Encumbrances Pursuant to 11 U.S.C. Section 363 and
                  (ii) Assumption and Assignment of Certain Nonresidential Real
                  Property Leases and Executory Contracts Pursuant to 11
                  U.S.C. Section 365.

         99.3     Asset Purchase Agreement dated as of March 27, 2001 between
                  Strouds, Inc., Debtor and Debtor-In-Possession and Strouds
                  Acquisition Corporation (Exhibits, annexes and schedules to this agreement have not been filed by Strouds, Inc., which hereby undertakes to file such exhibits, annexes and schedules supplementally to the Securities and Exchange Commission upon request).

         99.4     Monthly Operating Report of Strouds, Inc. for the month of
                  January, 2001.
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